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ALASKA AIR GROUP
Q3 2024 Earnings


Alaska
N434AS

Safe Harbor

This presentation may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by our forward-looking statements, assumptions or beliefs. For a discussion of risks and uncertainties that may cause our forward-looking statements to differ materially, see Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2023. Some of these risks include competition, labor costs, relations and availability, general economic conditions, increases in operating costs including fuel, uncertainties regarding the ability to successfully integrate the operations of the recently completed acquisition of Hawaiian Holdings, Inc. and the ability to realize anticipated cost savings, synergies, or growth from the acquisition, inability to meet cost reduction, ESG and other strategic goals, seasonal fluctuations in demand and financial results, supply chain risks, events that negatively impact aviation safety and security, and changes in laws and regulations that impact our business. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed in our most recent Form 10-K and in our subsequent SEC filings. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements made today to conform them to actual results. Over time, our actual results, performance or achievements may differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, assumptions or beliefs and such differences might be significant and materially adverse.

Non-GAAP Financial Information

The Company has made reference in this presentation to financial metrics which are not in accordance with GAAP. Pursuant to Regulation G, we have provided reconciliations of non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis within the Third Quarter 2024 Earnings Release filed concurrently with this presentation. Prior year non-GAAP financial metrics have been reconciled in previous SEC filings, and can be referenced therein.

Earnings Update

- Air Group completed the acquisition of Hawaiian Holdings, Inc ("Hawaiian") on September 18, 2024. Reported Q3 2024 financials reflect consolidated results, inclusive of 13 days of Hawaiian, while comparable prior year periods exclude Hawaiian.

- Air Group's Fourth quarter 2024 guidance also includes Hawaiian, and is compared to pro forma Q4 2023 as if the acquisition had occurred on January 1, 2023. We believe this basis of comparison is relevant for understanding our expected results. See Exhibit 99.4 of Form 8-K filed on October 31, 2024 for pro forma historical periods

- Air Group's adjusted pretax margin of 13.0% led the industry for the quarter

- Unit costs improved versus previous guidance in part due to the tentative agreement with flight attendants that was not ratified in August, representing approximately $38 million, or ~2 pts of CASMex that was not incurred during the quarter

- Economic fuel cost per gallon averaged $2.61 for Q3 2024, with West Coast refining margins reaching similar levels to Gulf Coast for the quarter

- In October, Air Group raised $2.0 billion in Mileage Plan backed financing, of which $1.4 billion has been used to refinance high-yielding debt assumed in the merger. With the impact of October financing, Air Group's debt to cap was 58%, and adjusted net debt to EBITDAR was 2.4x

Q3 2024 EPS

Q3 2024 Adjusted EPS Impacts vs. Prior Guidance



$1.50
$2.20
$0.21
($0.09)
($0.07)
$2.25
July 17 Guidance Midpoint
Sep 12 Guidance Midpoint
FA Deal
HA Impact
Tax Impact
3Q EPS
Legacy Air Group
Combined Result

Combined Result reflects Air Group, including Hawaiian from 9/18, as reported
Legacy Air Group refers to Air Group prior to the acquisition or without the impact of Hawaiian

Notes

- Q3 results finished at the higher end of our revised guidance shared on Sep 12th and 75 cents higher than the midpoint of our original guide shared in July
- The tentative agreement with flight attendants was not ratified in August, resulting in lower costs for the quarter, or approximately $0.21 EPS impact
- Hawaiian's financial performance for the period Sept 18 to Sept 30 represented an approximate ($0.09) EPS impact to combined results
- Tax rate of ~28% in Q3 2024 was influenced by temporary merger-related impacts, representing an approximate ($0.07) headwind for the quarter

Capacity

Q4 Capacity Growth y/y


7-8%
1.5% to
2.5%
~Flat
Oct
Nov
Dec
Q4
Legacy Air Group
Hawaiian
Pro forma Air Group

Notes

- The Boeing labor strike has further delayed deliveries, reducing pro forma combined growth by ~1.5 points in Q4 2024 due to five less in-schedule aircraft versus expectations
- Q4 2024 capacity is expected to be up ~1.5% to 2.5% y/y, with legacy Air Group capacity ~flat y/y (down 2 points from prior expectations) and Hawaiian capacity up 7-8% due to improved utilization on the A321neo fleet as GTF grounding is lapped, plus two 787 deliveries

Pro forma amounts as if the acquisition had occurred January 1, 2023. See Exhibit 99.4 within our 8-K filed October 31, 2024.
Legacy Air Group refers to Air Group prior to the acquisition or without the impact of Hawaiian.
Hawaiian refers to Hawaiian as a stand-alone company

Q3 2024 Unit Revenue

3Q24 Unit Revenue y/y Impacts vs. Prior Guidance



~ 2.0%
0.1%
(0.8%)
1.3%
1.4%
Sep 12th Guidance Update
Sep Improve-ment
HA Impact
Q3 Result
Pro Forma
Legacy Air Group
Combined Result
Pro forma Air Group

Combined Result reflects Air Group, including Hawaiian from 9/18, as reported
Pro forma amounts as if the acquisition had occurred January 1, 2023. See Exhibit 99.4 within our 8-K filed October 31, 2024
Legacy Air Group refers to Air Group prior to the acquisition or without the impact of Hawaiian

Notes

- September close-in booking trends for legacy Air Group were slightly better than anticipated vs. previous guidance shared on Sep 12, resulting in legacy Air Group unit revenue up 2.1% y/y in Q3 2024
- Reported Q3 2024 unit revenue was up 1.3%y/y including 13 days of Hawaiian financials vs. reported Q3 2023 which does not incorporate any Hawaiian results
- Pro forma Q3 2024 unit revenue was up 1.4% y/y, illustrating a comparison of fully combined results y/y for the quarter. This result includes Hawaiian unit revenue down ~2% and legacy Air Group up ~2% y/y

Unit Revenue Trends

2H24 Unit Revenue Trends Y/Y



~ MSD %
Jul
Aug
Sep
Oct
Nov/Dec
4Q24 - E
Legacy Air Group
Hawaiian
Pro forma Air Group

Chart not to scale
Pro forma amounts as if the acquisition had occurred January 1, 2023. See Exhibit 99.4 within our 8-K filed October 31, 2024
Legacy Air Group refers to Air Group prior to the acquisition or without the impact of Hawaiian.
Hawaiian refers to Hawaiian as a stand-alone company

Notes

- Year over year unit revenue changes inflected positive in August for both legacy Air Group and Hawaiian
- Holiday bookings are strong despite a shift of Thanksgiving return travel from Nov to Dec. This shift represents approximately ~8 pts of unit revenue headwind/benefit for Nov/Dec
- Continued improvement is expected across Hawaiian's network with North America PRASM up mid-single digits, and International PRASM approaching flat y/y. Neighbor island results are also showing material y/y improvement
- Pro forma Q4 2024 unit revenue is expected to be up mid-single digits y/y

Unit Revenue Trends

Unit Revenue y/y



Up MSD%
1.3%
1.4%
3Q24
4Q24 -E
Industry peers
Combined Result
Pro forma Air Group

Chart not to scale
Combined Result reflects Air Group, including Hawaiian from 9/18, as reported
Pro forma amounts as if the acquisition had occurred January 1, 2023. See Exhibit 99.4 within our 8-K filed October 31, 2024
Industry peers reflect public reporting and guidance from AAL, DAL, JBLU, and LUV

Notes

- Pro forma Q4 2024 unit revenue is expected to be up mid-single digits y/y, likely among the best in the industry
- With an improving unit revenue trajectory, sequential unit revenue performance is expected to improve several points quarter over quarter

Q3 2024 Unit Costs

Q3 2024 Unit Cost y/y Impacts vs. Prior Guidance


~HSD %
(2.0%)
1.5%
0.2%
6.9%
3.8%
July 17 Guidance
FA Deal
Increased Variable Incentive Pay
HA Impact
Q3 Result
Pro Forma
Legacy Air Group
Combined Result
Pro forma Air Group

Combined Result reflects Air Group, including Hawaiian from 9/18, as reported
Pro forma amounts as if the acquisition had occurred January 1, 2023. See Exhibit 99.4 within our 8-K filed October 31, 2024
Legacy Air Group refers to Air Group prior to the acquisition or without the impact of Hawaiian

Notes

- Q3 2024 results no longer include costs from a new flight attendant deal as the tentative agreement was not ratified
- Expected variable incentive pay increased materially in Q3 2024 primarily driven by lower fuel prices and improving revenue trends
- Pro forma Q3 2024 unit costs were up 3.8% y/y, illustrating a comparison of fully combined results y/y for the quarter. This result includes Hawaiian unit costs down ~2% and legacy Air Group up ~7% y/y

Unit Cost Trend

2024 Unit Cost Trends Y/Y


~HSD %
Q1
Q2
Q3
Q4 - E
Legacy Air Group
Hawaiian
Pro forma Air Group

Chart not to scale
Pro forma amounts as if the acquisition had occurred January 1, 2023. See Exhibit 99.4 within our 8-K filed October 31, 2024
Legacy Air Group refers to Air Group prior to the acquisition or without the impact of Hawaiian
Hawaiian refers to Hawaiian as a stand-alone company

Notes

- On a pro forma basis, unit costs are expected to be up high single digits in the fourth quarter
- Pro forma Q4 2024 guidance does not include costs for a possible flight attendant deal, in line with our practice to not accrue until a tentative agreement is reached. We return to the table with the union in November
- Materially lower growth in Q4 2024 than originally planned is expected to pressure unit costs by one-third due to both fewer ASMs as well as higher staffing levels relative to the schedule we expect to operate during the quarter

Unit Cost Trend

Variable Incentive Pay Distribution 2024 vs. 2023*



15%
24%
17%
28%
35%
23%
33%
25%
Q1
Q2
Q3
Q4
2024
2023

* Percentage of annual variable incentive pay expense recognized in each quarter

Notes

- Alaska's Performance Based Pay program rewards employees for pretax profit performance, industry margin positioning, and other key metrics
- Given strong performance in 2024, our expected Performance Based Pay estimates are expected to be higher than 2023
- Given lower fuel cost trends and improving revenue trajectory, our Performance Based Pay expense has been more heavily skewed to the second half of the year versus prior year, putting additional pressure on unit costs in the back half of the year

Refining Margins

LA vs USGC Refining Margin Spread



$0.30
$0.34
$0.16
$0.03
$0.02
3Q23
4Q23
1Q24
2Q24
3Q24

Notes

- Our reported Q3 2024 economic fuel cost per gallon was $2.61, lower than our original expectation driven by moderating crude oil, down ~15% from July levels
- LA refining margins remained relatively stable throughout the quarter, supported by higher inventory levels. The spread versus Gulf Coast levels averaged ~$0.02 during Q3 2024

Data denotes cost per gallon

Fuel Cost

Economic Fuel Cost Per Gallon Trends



$3.41
$3.07
$2.76
$2.55
$3.26
$2.98
$3.42
$2.98
$3.08
$2.83
$2.84
$2.65
$2.62
$2.49
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
Legacy Air Group
Hawaiian

Legacy Air Group refers to Air Group prior to the acquisition or without the impact of Hawaiian
Hawaiian refers to Hawaiian as a stand-alone company

Notes

- Historically, Hawaiian fuel costs have averaged approximately $0.25 lower than legacy Air Group fuel costs. Hawaiian sources more of its supply via Singapore, versus Air Group's primarily West Coast sourcing
- As a combined entity, fuel costs are expected to be approximately $0.06 lower than legacy Air Group costs, benefitting from more diverse sourcing, including from lower-cost sources such as Singapore

Hawaiian Profitability

Hawaiian Standalone Pretax Profit and EBITDAR Trends


4Q23
1Q24
2Q24
3Q24
4Q24-F
Adjusted Pretax Profit
Adjusted EBITDAR

Notes

- We are encouraged by the improvement in Hawaiian's network, which will be approaching break even in Q4 2024 while EBITDAR inflected positive Q2 2024
- Profitability continues to recover as temporary challenges, including impacts from the Maui wildfires and many one-time cost headwinds like the A321neo engine grounding and A330F and 787 startup costs, have largely resolved
- Q4 2024 expected pretax loss is a ~5x y/y improvement vs 4Q 2023, driving a meaningful improvement in expected exit rate losses

Chart not to scale
Hawaiian refers to Hawaiian as a stand alone-company, and results are based on Hawaiian's SEC filings for periods available

Hawaiian Temporary Headwinds

Temporary Headwinds



A321 Grounding - GTF Engine Issue
A330 Freighter Startup Costs
787 Startup Costs
Widebody Pilot Training Drag from Delivery Delays
Maui Wildfires
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24

Notes

- Several temporary headwinds to Hawaiian's business have largely resolved as of October 2024, totaling approximately $130 million in P&L drag

Balance Sheet

Air Group Total Debt


~$5.6B
$2.0B
($1.4B)
~$6.2B
September 2024
Mileage Plan Financing
Refinancings
October 2024

Notes

- In October 2024, Air Group funded $2.0 billion in new Mileage Plan backed financing at an average interest rate of 5.7%, of which $1.4 billion has been used to refinance other high-yielding debt assumed in the Merger, including $985 million of HawaiianMiles 11.0% Senior Secured Notes
- Refinancings are expected to result in annualized interest cost savings of over $30 million for the combined company
- With the impact of October financing, net leverage and debt to cap stand at 2.4x and 58% respectively, both better than initial estimates provided in Dec 2023

Balance Sheet


Debt-to-Capitalization
61%
49%
48%
46%
56%
58%
41%
2019
2020
2021
2022
2023
3Q24
3Q24*
Target Debt-to-Cap Range 40% - 50%


Adjusted Net Debt/EBITDAR
2.7x
2.4x
2.4x
1.4x
1.0x
0.9x
2019
2021
2022
2023
3Q24
3Q24*
Target Adj. Net Debt/EBITDAR < 1.5x

■ Legacy Air Group ■ Combined Result

Combined Result reflects Air Group, including Hawaiian from 9/18, as reported
3Q24* reflects metrics as if October debt issuance and repayments had occurred within the quarter